Vanguard Variable Insurance Fund Diversified Value Portfolio

Supplement Dated December 16, 2019, to the Prospectus and Summary Prospectus Dated April 26, 2019

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio (the Portfolio) approved restructuring of the Portfolio's investment advisory team, removing Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley) as investment advisor to the Portfolio and adding Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) and Lazard Asset Management LLC (Lazard) to the Portfolio's investment advisory team. All references to Barrow, Hanley and all other details and descriptions regarding Barrow, Hanley's management of certain assets of the Portfolio in the Prospectus and Summary Prospectus are deleted in their entirety.

Hotchkis and Wiley and Lazard each independently select and maintain a portfolio of common stocks for the Portfolio. The board of trustees determines the proportion of the Portfolio's assets to be managed by each advisor and may change these proportions at any time.

The change in the Portfolio's investment advisory arrangement is expected to change the Portfolio's expense ratio to 0.28%. The Portfolio's investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following replaces a similar table under the heading "Fees and Expenses" in the Portfolio Summary section:

Annual Portfolio Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Portfolio Operating Expenses1	0.28%

1 The expense information shown in the table has been restated to reflect estimated amounts.

In the same section, the following replaces a similar table under "Example":

1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356

The following is added under the heading "Principal Investment Strategies" in the Portfolio Summary section:

The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio.

The heading "Investment Advisor" in the Portfolio Summary section is replaced with "Investment Advisors" and the following is added thereunder:

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

Lazard Asset Management LLC (Lazard)

In the same section, the following is added to the list of Portfolio Managers:

George H. Davis, Jr., Chief Executive Officer of Hotchkis and Wiley. He has co- managed a portion of the Portfolio since December 2019.

Scott McBride, CFA, President and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Portfolio since December 2019.

Andrew Lacey, Deputy Chairman of Lazard. He has co-managed a portion of the Portfolio since December 2019.

Ronald Temple, Managing Director of Lazard. He has co-managed a portion of the Portfolio since December 2019.

Prospectus Text Changes

The following is added under the heading "Security Selection" in the More on the Portfolio section:

The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor's evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Portfolio. Different advisors may reach different conclusions on the same security.

Although each advisor uses a different process to select securities, each is committed to investing in large- and mid-cap stocks that, in the advisor's opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields.

Hotchkis and Wiley invests mainly in large-cap common stocks with value- oriented characteristics. The advisor follows a disciplined investment approach, focusing on investment parameters such as a company's tangible assets, sustainable cash flow, and potential for improving business performance.

Lazard employs a relative value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm's global sector analysts.

The following is added under the heading "Other Investment Policies and Risks" in the More on the Portfolio section:

Vanguard administers a small portion of the Portfolio's assets to facilitate cash flows to and from the Portfolio's advisors. The Portfolio may invest these assets in equity futures, which are a type of derivative, and/or shares of exchange- traded funds (ETFs), including ETF Shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Portfolio may also purchase futures or ETFs when doing so will reduce the Portfolio's transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Portfolio assets invested in ETF Shares of other Vanguard funds. Portfolio assets invested in ETF Shares are excluded when allocating to the Portfolio its share of the costs of Vanguard operations.

The heading "Investment Advisor" in the More on the Portfolio section is replaced with "Investment Advisors" and the following is added thereunder:

The Portfolio uses a multimanager approach. Each advisor independently manages its assigned portion of the Portfolio's assets, subject to the supervision and oversight of Vanguard and the Fund's board of trustees. The board of trustees designates the proportion of Portfolio assets to be managed by each advisor and may change these proportions at any time.

Hotchkis and Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, is an investment advisory firm founded in 1980. As of September 30, 2019, Hotchkis and Wiley managed approximately $29.6 billion in assets.

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, NY 10112, is an investment management firm and wholly owned subsidiary of Lazard Freres & Co., LLC. As of September 30, 2019, Lazard managed approximately $207.7 billion in assets.

The following replaces similar text in the same section:

The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Portfolio relative to that of the Russell 1000 Value Index (for Hotchkis and Wiley) or the S&P 500 Index (for Lazard), over the preceding 60-month period (a 36-month period for Lazard). When the performance adjustment is positive, the Portfolio's expenses increase; when it is negative, expenses decrease.

In the same section, the following is added to the list of portfolio managers:

George H. Davis, Jr., Chief Executive Officer of Hotchkis and Wiley. He has worked in investment management since 1983, has been with Hotchkis and Wiley since 1988, and has co-managed a portion of the Portfolio since December 2019. Education: B.A. and M.B.A., Stanford University.

Scott McBride, CFA, President and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since joining Hotchkis and Wiley in 2001, has managed investment portfolios since 2004, and has co-managed a portion of the Portfolio since December 2019. Education: B.A., Georgetown University; M.B.A., Columbia University.

Andrew Lacey, Deputy Chairman of Lazard. He has worked in investment management for Lazard since 1995 and has co-managed a portion of the Portfolio since December 2019. Education: B.A., Wesleyan University; M.B.A., Columbia University.

Ronald Temple, Managing Director of Lazard. He has worked in investment management since 1991, has managed investment portfolios since he joined Lazard in 2001, and has co-managed a portion of the Portfolio since December 2019. Education: B.A., Duke University; M.P.P., Harvard University.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

PS 64F 122019

Vanguard Variable Insurance Funds

Supplement Dated December 16, 2019, to the Statement of Additional Information Dated April 26, 2019

Restructuring of the Investment Advisory Team for Vanguard Variable Insurance Fund Diversified Value Portfolio

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio (the Portfolio) approved restructuring of the Portfolio's investment advisory team, removing Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley) as investment advisor to the Portfolio and adding Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) and Lazard Asset Management LLC (Lazard) to the Portfolio's investment advisory team. All references to Barrow, Hanley and all other details and descriptions regarding Barrow, Hanley's management of certain assets of the Portfolio in the Statement of Additional Information are deleted in their entirety.

Hotchkis and Wiley and Lazard each independently select and maintain a portfolio of common stocks for the Portfolio. The board of trustees determines the proportion of the Portfolio's assets to be managed by each advisor and may change these proportions at any time.

The Portfolio's investment objective, principal investment strategies, and principal risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following is added to the introductory text on page B-53:

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.

Lazard Asset Management LLC (Lazard) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.

Barrow, Hanley, Mewhinney & Strauss, LLC provided investment advisory services for the Diversified Value Portfolio from 1999 until December 2019.

Within the same section, the following replaces similar text under "II. Diversified Value Portfolio", which begins on page B-55:

The Portfolio pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Portfolio relative to that of the Russell 1000 Value Index (for Hotchkis and Wiley) or the S&P 500 Index (for Lazard), over the preceding 60-month period (a 36-month period for Lazard).

A. Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

Hotchkis and Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens-H&W LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.

1. Other Accounts Managed

The investment process by Hotchkis and Wiley (the Hotchkis and Wiley Portfolio) is team-based utilizing primarily in- house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis and Wiley's strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the "target portfolios." Investment ideas for the Hotchkis and Wiley Portfolio are generated by Hotchkis and Wiley's investment team. Although the Hotchkis and Wiley Portfolio is managed by Hotchkis and Wiley's investment team, Hotchkis and Wiley has identified George H. Davis, Jr. and Scott McBride as the portfolio managers with the most significant responsibility for the day-to-day management of the Hotchkis and Wiley Portfolio.

Mr. Davis and Mr. McBride co-manage a portion of the Diversified Value Portfolio; as of September 30, 2019, the Portfolio held assets of $911.4 million. As of September 30, 2019, Mr. Davis and Mr. McBride also co-managed 17 other registered investment companies with total assets of $8.1 billion (advisory fees not based on account performance), 11 other pooled investment vehicles with total assets of $1.3 billion (advisory fees based on account performance for 1 of these accounts with total assets of $48 million), and 58 other accounts with total assets of $8.5 billion (advisory fees based on account performance for 5 of these accounts with total assets of $1.8 billion).

2. Material Conflicts of Interest

The Portfolio is managed by Hotchkis and Wiley's investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis and Wiley also provides model portfolio investment recommendations to sponsors without execution or additional services. The recommendations are provided on a delayed basis relative to transactions of discretionary accounts. Hotchkis and Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis and Wiley's other business activities and Hotchkis and Wiley's possession of material non- public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis and Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and/or equity) in different investment strategies which can give rise to conflicts where Hotchkis and Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis and Wiley seeks to mitigate the impact of these conflicts on a case by case basis.

Hotchkis and Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients' brokerage business. Research services may benefit certain accounts more than others. Certain accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis and Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis and Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis and Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis and Wiley to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

3. Description of Compensation

Hotchkis and Wiley's Portfolio Managers are compensated in various forms, which may include a base salary, bonus, profit sharing, and equity ownership. Compensation is used to reward, attract, and retain high-quality investment professionals.

The Portfolio Managers are evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis and Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis and Wiley's Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis and Wiley's bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The majority of the Portfolio Managers own equity in Hotchkis and Wiley. Hotchkis and Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis and Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis and Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio Managers who own equity in Hotchkis and Wiley receive their pro rata share of Hotchkis and Wiley's profits. Investment professionals may also receive contributions under Hotchkis and Wiley's profit sharing/401(k) plan.

B. Lazard Asset Management LLC (Lazard)

Lazard is a registered investment advisor and is a direct, wholly owned subsidiary of Lazard Freres & Co., LLC, and an indirect, wholly owned subsidiary of Lazard Ltd.

1. Other Accounts Managed

Andrew Lacey co-manages a portion of the Diversified Value Portfolio; as of September 30, 2019, the Portfolio held assets of $911.4 million. As of September 30, 2019, Mr. Lacey also managed 12 other registered investment companies with total assets of $14.9 billion (advisory fees based on account performance for 1 of these accounts with total assets of $11.9 billion), 11 other pooled investment vehicles with total assets of $2.5 billion (advisory fees based on account performance for 2 of these accounts with total assets of $959 million), and 111 other accounts with total assets of $5.4 billion (advisory fees not based on account performance).

Ronald Temple co-manages a portion of the Diversified Value Portfolio; as of September 30, 2019, the Portfolio held assets of $911.4 million. As of September 30, 2019, Mr. Temple also managed 8 other registered investment companies with total assets of $14.7 billion (advisory fees based on account performance for 1 of these accounts with total assets of $11.9 billion), 12 other pooled investment vehicles with total assets of $2.6 billion (advisory fees based on account performance for 2 of these accounts with total assets of $959 million), and 117 other accounts with total assets of $5.4 billion (advisory fees not based on account performance).

2. Material Conflicts of Interest

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Portfolio may invest or that may pursue a strategy similar to the Portfolio's investment strategies implemented by Lazard (Similar Accounts), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the Portfolio is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Portfolio (Lazard Portfolio) and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolio, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolio managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if the Portfolio's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, it may be seen as harmful to the performance of the Portfolio investing "long" in the same or similar securities whose market values fall as a result of short-selling activities. Investment decisions for the Portfolio are made independently from those of Similar Accounts. If, however, Similar Accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investment or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio. As described above, Lazard has procedures in place to address these conflicts. Additionally, portfolio managers/analysts and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics

3. Description of Compensation

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock, and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (1) leadership, teamwork, and commitment; (2) maintenance of current knowledge and opinions on companies owned in the portfolio; (3) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (4) ability and willingness to develop and share ideas on a team basis; and (5) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

The following replaces the first two paragraphs under "Duration and Termination of Investment Advisory Agreements" on page B-69:

The current investment advisory agreements with the unaffiliated advisors (other than Hotchkis and Wiley and Lazard) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Portfolio's outstanding voting securities.

Each initial investment advisory agreement with Hotchkis and Wiley and Lazard is binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon sixty (60) days' written notice to the advisor (thirty (30) days' written notice for ArrowMark Partners, Hotchkis and Wiley, Jackson Square, Lazard, PRIMECAP, and Wellington Management (for the Balanced, Equity Income, and Growth Portfolios); (2) by a vote of a majority of the Portfolio's outstanding voting securities upon 60 days' written notice to the advisor (30 days' written notice for ArrowMark Partners, Hotchkis and Wiley, Jackson Square, Lazard, PRIMECAP, and Wellington Management (for the Balanced, Equity Income, and Growth Portfolios); or (3) by the advisor upon ninety (90) days' written notice to the Portfolio.

The following is added to Appendix B of this Statement of Additional Information:

Hotchkis and Wiley ("H&W") Proxy Voting Policies and Procedures

Generally, and except to the extent that a client otherwise instructs H&W in writing, H&W will vote or abstain from voting (by proxy or otherwise) on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as H&W deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that H&W may consider what would be in its client's best interest. In the event that any proxies raise a conflict of interest, a member of the Proxy Oversight Committee will review H&W's proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.

H&W may determine not to vote proxies in respect of securities of any issuer (i) if H&W determines that it would be in the client's overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client's proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client's economic interests; (ii) if H&W does not receive adequate information from the client's custodian or proxy vendor in sufficient time to cast the vote; or (iii) if the security is no longer held in the clients' portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner ("legacy securities"), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client's interest in maximizing the value of its investments. H&W will consider a client's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with H&W's guidelines.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of restrictions preventing H&W's ability to vote. H&W will vote such proxies to the extent it is feasible to do so.

Certain client accounts may purchase unsponsored American Depositary Receipts (ADRs) where shareholder benefits and voting rights may not be extended to the holders of these particular securities.

Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients have specifically elected to retain the responsibility for receiving and voting proxies for securities maintained in their portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients' voting of proxies.

If H&W has the authority to exercise proxy voting rights for a client account, H&W will vote, or abstain from voting, the proxies for securities beneficially held by the custodian for the portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted by H&W. Employees of H&W may own the same securities held by client accounts. The employees vote their securities independently from H&W's proxy voting policy.

H&W utilizes a third-party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

A client may obtain a copy of H&W's proxy voting policies and procedures and/or information on how H&W has voted the client's securities free of charge by written request to hwclient@hwcm.com.

Lazard Proxy Voting Policies and Procedures

Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard's Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

Lazard's proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard's Legal/Compliance Department and Lazard's Proxy Committee (Proxy Committee).

Proxy Committee

Lazard's Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other Lazard personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm's proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company's proxy proposals, Lazard's investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted 'For,' 'Against,' or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.

With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

Lazard manages the company's pension plan;

The proponent of a shareholder proposal is a Lazard client;

An employee of Lazard (or an affiliate) sits on a company's board of directors;

An affiliate of Lazard serves as financial advisor or provides other services to the company; or

A Lazard employee has a material relationship with the company.

"Conflict Meetings" are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

Voting Exceptions

It is Lazard's intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard does not generally vote proxies for securities loaned by clients through a custodian's stock lending program.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. We recognize that ESG issues can affect the valuation of the companies that we invest in on our clients' behalf. As a result, we take these factors into consideration when voting, and, consistent with our fiduciary duty, vote proposals in a way we believe will increase shareholder value.

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